Exhibit 99.1

CMS MODEL: CONSISTENT PAST WITH A SUSTAINABLE FUTURE Third Quarter 2017 Results & Outlook October 26, 2017

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2016 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items that have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views adjusted operating and maintenance (O&M) expenses as an important measure of operating efficiency. This measure excludes expenses related to energy efficiency because they have no impact on net income, as well as certain historical amounts that reduce comparability to the current period. Other adjustments could include restructuring costs and regulatory items from prior years. Because the company is not able to estimate the impact of specific line items that have the potential to significantly impact reported maintenance and other operating expenses, the company is not providing a reconciliation for the comparable future period expenses. Adjusted weather-normalized earnings are provided to show the impact of deviations from normal weather. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution. 1

2 Agenda Business Update Patti Poppe President & CEO Performance -- The Consumers Energy Way Financial Results & Outlook Rejji Hayes Executive VP & CFO People, Planet, Profit Third Quarter; Full Year PEOPLE PLANET PROFIT

3 EPS Results and Guidance . . . . . . raised! a _ _ _ _ _ a Adjusted EPS (non-GAAP) Results and Guidance PROFIT First Nine Months 2017 at $1.66: up 8% from 2016 weather-normalized 2017 Full-Year guidance raised: to $2.15 - $2.18, up 6% to 8% 2018 Full-Year guidance introduced: at $2.29 - $2.33, up 6% to 8% Future long-term annual growth: at 6% to 8%

4 The Triple Bottom Line . . . . . . world class performance delivering hometown service. PERFORMANCE PEOPLE PLANET PEOPLE • PLANET • PROFIT PROFIT

5 Long-Term Regulatory Planning . . . . . . provides significant customer value and investment certainty. Gas Electric Energy Law 12/1: Capacity charge determined (SRM) Q2: File long-term generation plan (IRP) By 3/30: Final order Customer Benefits Transparency Safety Reliability Second Half 2017 2018 10/1: Self-impl.; $130 MM Oct./Nov.: File New case Order by 10 months 7/31: Final order; $29 MM; ROE 10.1% 1/1: Gas investment tracker $18 MM +$18 tracker 2018 $47 MM 1/31: File 5-yr electric dist. plan

6 Story of the Month . . . . . . operational excellence despite major storm activity. SAIDI Performance 69.3 CE Way Driven: Quality Prioritized customer investment Targeted circuits for tree-trimming Reduced animal interference Minutes Lower = Better Down 40%! (Q3 Storm Season) 41.5 Best performance ever! 0 10 20 30 40 50 60 70 10-yr Average 2017

7 First Nine Months of 2017 . . . . . . substantially stronger than plan. By Business Segment Results $1.70 2016 2017 $1.76 0.10 (0.20) $1.66 $1.71 $1.84 $1.65 Better than Plan $0.12 0.03 0.01 EPS Actual Third Quarter EPS – (GAAP) Adjustment Adjusted (non-GAAP) 67¢ 3 70¢ 61¢ 1 62¢ EPS – (GAAP) Weather-normalized +8% a _ _ _ _ _ a Adjusted EPS (non-GAAP) Adjustment Adjusted (non-GAAP) 0.01 $1.66 0.03 $1.73 60¢ 64¢ Weather-normalized +7% Year-to-Date $0.16 a a Utility Enterprises Interest & other Company

8 2017 EPS . . . First Nine Months Three Months To Go $2.02 . . . on track. YTD $1.66 $2.15 - $2.18 YTD $1.73 6% - 8% 3¢ a _ _ _ _ _ a Adjusted EPS (non-GAAP) 8¢ 8¢ 9¢ - 12¢ Managing Work Our Model customer rates <2% Q4 2016 Discretionary Activities: Debt Pre-funding Foundation & Low Income Other Total 4¢ 5 5 14¢ 4¢ (24)¢ 5¢ 2016 Weather & Storms Cost Savings Rates & Investment Economy, Enterprises, & Other Rates & Investment Absence of 2016 Weather Cost Savings & Other 2017

2017 Outlook . . . . . . on track to deliver 6% to 8% growth despite early challenges. Adjusted EPS (non-GAAP) January March 31 June 30 September 30 Today December 31 Recovery Guidance Benefits Property taxes Total 4¢ 4 8¢ 9 2016 _ _ _ _ _ a Adjusted EPS (non-GAAP) Weather & Storms Mild October a Accelerated financing Enterprises EE incentives O&M choices Sales mix & other Total 3¢ 1 2 4 3 13¢ Recovery Income taxes Enhanced capitalization EE incentives Sales mix & other Total 5¢ 2 1 4 12¢ Recovery +6% to +8% Reinvestment

Simple, Perhaps Unique Model . . . Customer investment (reliability, costs, enviro mandates) - O&M cost reductions - Sales growth - No “block” equity dilution & other INVESTMENT SELF-FUNDED Rate increase “at or below inflation” 2017+ Plan 6% - 8% . . . continues to drive sustainable growth. 2 - 3 pts 1 2 5 - 6 pts < 2% 10 Self Funding: a _ _ _ _ _ a Consumers non-GAAP

11 Customer Investment . . . . . . improves reliability and safety. Gas Distribution: 25 years of replacements Gas Meter Installations (2019): 1.1 MM Electric HVD System: 1/3 past useful life Capex $ (Bn) Gas Electric Total Plan Opportunities Plan With Ops 8 10 18 7 $25 Detail Electric LVD System: Older than avg. utility Gas Transmission: 75% of miles pre-1970

Our Entire Cost Structure . . . 12 Cost Components Fuel and Power Costs Taxes Above Market Costs O&M Reductions in Rates $659 $572 Down $87 MM or 3% annually 100% Capital Investments O&M Operating Costs a b _ _ _ _ _ b Case U-17990 _ _ _ _ _ a Case U-16191 Cost of Capital . . . provides opportunities to lower costs and create headroom. Fuel Fuel PPA PPA Down $166 MM or 7% annually ~70% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2011 2016 2011 2016

Operating Cash Flow Funds . . . . . . investments without block equity. Amount (Bn) $ Investment Cash flow before dividend _ _ _ _ _ a Non-GAAP NOLs & Credits $0.7 $0.9 $0.9 $0.9 $0.6 $0.5 $0.2 $2.6 Interest, working capital and taxes $1.9 $2.9 $1.63 $2.3 $2.7 Up $0.8 billion Operating cash flow Gross operating cash flowa up > $0.1 billion per year 13 Up $1.8 billion since 2004! NOLs avoid need for block equity $2.2 $1.65 $2.1 (0.6) (0.1) 0.4 0.9 1.4 1.9 2.4 2.9 2015 2016 2017 2018 2019 2020 2021

14 EPS Guidance Reflects . . . . . . 6% to 8% annual growth. _ _ _ _ _ a Adjusted EPS (non-GAAP) EPS a +8% $2.29 a +6% 0 $2.60 Actual Guidance $2.15 $2.14 +7% +7% $1.89 $2.02 $2.18 $ 2.33 2015 2016 2017 2018 Future

Sustainable Future . . . Recession 7% CAGR EPS Recession Opportunities Gas Infra. Future +6% to +8% 2016 Customer Investment (Bn) O&M Reductions Coal Capacity Plan $18 (10)% 21% _ _ _ _ _ a Adjusted EPS (non-GAAP) a Future 2003 Ops $25 (15)% 15 % LAW NEW ENERGY Grid Modernization PPA Replacements People Planet Profit 15 More Renewables Dividend TSR b _ _ _ _ _ b Consumers non-GAAP _ _ _ _ _ c Adjusted EPS + dividend yield c . . . driven largely by customer investment and cost performance. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2025

Q & A 16 Thank you! See you at EEI.

GAAP Reconciliation

CMS ENERGY

## CMS ENERGY CORPORATION
### Earnings Per Share By Year GAAP Reconciliation
### (Unaudited)

| | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Reported earnings (loss) per share - GAAP** | ($0.30) | $0.64 | ($0.44) | ($0.41) | ($1.02) | $1.20 | $0.91 | $1.28 | $1.58 | $1.42 | $1.66 | $1.74 | $1.89 | $1.98 |
| **Pretax items:** | | | | | | | | | | | | | | |
| Electric and gas utility | 0.32 | (0.60) | - | - | (0.06) | 0.08 | 0.55 | 0.05 | - | 0.27 | - | - | - | 0.04 |
| Tax impact | (0.11) | 0.21 | - | - | (0.01) | (0.03) | (0.22) | (0.02) | - | (0.10) | - | - | - | (0.01) |
| Enterprises | 0.93 | 0.97 | 0.06 | (0.12) | 1.67 | (0.02) | 0.14 | (0.05) | * | (0.01) | * | 0.05 | * | * |
| Tax impact | (0.19) | (0.35) | (0.02) | 0.10 | (0.42) | * | (0.05) | 0.02 | (0.11) | * | (*) | (0.02) | (*) | (*) |
| Corporate interest and other | 0.25 | (0.06) | 0.06 | 0.45 | 0.17 | 0.01 | 0.01 | * | - | * | * | * | * | 0.02 |
| Tax impact | (0.09) | 0.03 | (0.02) | (0.18) | (0.49) | (0.03) | (*) | (*) | (0.01) | (*) | (*) | (*) | (*) | (0.01) |
| Discontinued operations (income) loss, net | (0.16) | 0.02 | (0.07) | (0.03) | 0.40 | (*) | (0.08) | 0.08 | (0.01) | (0.03) | * | (*) | (*) | * |
| Asset impairment charges | - | - | 2.80 | 1.07 | 0.93 | - | - | - | - | - | - | - | - | - |
| Tax impact | - | - | (0.98) | (0.31) | (0.33) | - | - | - | - | - | - | - | - | - |
| Cumulative accounting changes | 0.25 | 0.02 | - | - | - | - | - | - | - | - | - | - | - | - |
| Tax impact | (0.09) | (0.01) | - | - | - | - | - | - | - | - | - | - | - | - |
| **Adjusted earnings per share, including MTM - non-GAAP** | $0.81 | $0.87 | $1.39 | $0.57 | $0.84 | $1.21 (a) | $1.26 | $1.36 | $1.45 | $1.55 | $1.66 | $1.77 | $1.89 | $2.02 |
| Mark-to-market | | 0.04 | (0.65) | 0.80 | | | | | | | | | | |
| Tax impact | | (0.01) | 0.22 | (0.29) | | | | | | | | | | |
| **Adjusted earnings per share, excluding MTM - non-GAAP** | NA | $0.90 | $0.96 | $1.08 | NA | NA | NA | NA | NA | NA | NA | NA | NA | NA |

* Less than $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

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CMS ENERGY

# CMS ENERGY CORPORATION
## Earnings By Quarter and Year GAAP Reconciliation
## (Unaudited)

| *(In Millions, Except Per Share Amounts)* | 2016 | | | | |
|---|---|---|---|---|---|
| | 1Q | 2Q | 3Q | 4Q | YTD Dec |
| **Net Income Available to Common Stockholders Reported - GAAP** | $164 | $124 | $186 | $77 | $551 |
| **Pretax items:** | | | | | |
| Electric and gas utility | - | - | 11 | * | 11 |
| Tax impact | - | - | (4) | (*) | (4) |
| Enterprises | * | * | * | 1 | 1 |
| Tax impact | (*) | (*) | (*) | (*) | (*) |
| Corporate interest and other | * | * | 2 | 5 | 7 |
| Tax impact | (*) | (*) | (1) | (2) | (3) |
| Discontinued operations (income) loss | * | * | (*) | (*) | * |
| **Adjusted net income - non-GAAP** | $164 | $124 | $194 | $81 | $563 |
| **Average shares outstanding, diluted** | 277.9 | 279.3 | 279.2 | 279.3 | 278.9 |
| **Reported earnings per share - GAAP** | $0.59 | $0.45 | $0.67 | $0.28 | $1.98 |
| **Pretax items:** | | | | | |
| Electric and gas utility | - | - | 0.04 | * | 0.04 |
| Tax impact | - | - | (0.01) | (*) | (0.01) |
| Enterprises | * | * | * | * | * |
| Corporate interest and other | * | * | * | 0.02 | 0.02 |
| Tax impact | (*) | (*) | (*) | (0.01) | (0.01) |
| Discontinued operations (income) loss | * | * | (*) | (*) | * |
| **Adjusted earnings per share - non-GAAP** | $0.59 | $0.45 | $0.70 | $0.29 | $2.02 |

| *(In Millions, Except Per Share Amounts)* | 2017 | | |
|---|---|---|---|
| | 1Q | 2Q | 3Q |
| **Net Income Available to Common Stockholders Reported - GAAP** | $199 | $92 | $172 |
| **Pretax items:** | | | |
| Electric and gas utility | - | - | - |
| Enterprises | * | * | 1 |
| Tax impact | (*) | (*) | (*) |
| Corporate interest and other | 1 | 1 | * |
| Tax impact | (*) | (1) | (*) |
| Discontinued operations loss | * | * | * |
| **Adjusted net income - non-GAAP** | $200 | $92 | $173 |
| **Average shares outstanding, diluted** | 279.9 | 280.3 | 281.6 |
| **Reported earnings per share - GAAP** | $0.71 | $0.33 | $0.61 |
| **Pretax items:** | | | |
| Electric and gas utility | - | - | - |
| Enterprises | * | * | * |
| Corporate interest and other | * | * | 0.01 |
| Tax impact | (*) | (*) | (*) |
| Discontinued operations loss | * | * | * |
| **Adjusted earnings per share - non-GAAP** | $0.71 | $0.33 | $0.62 |

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

* Represents net (after-tax) impact of less than $500 thousand or $0.01 per share (unless segment is specifically referenced by tax impacts).

19

20 CMS Energy Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities (unaudited) (mils) 2015 2016 2017 2018 2019 2020 2021 Consumers Operating Income + Depreciation & Amortization $ 1,866 $ 2,037 $ 2,134 $ 2,246 $ 2,547 $ 2,678 $ 2,816 Enterprises Project Cash Flows 20 46 58 58 53 53 54 Gross Operating Cash Flow $ 1,886 $ 2,083 $ 2,192 $ 2,304 $ 2,600 $ 2,731 $ 2,870 Other operating activities including taxes, interest payments and working capital (246) (454) (542) (554) (750) (781) (820) Net cash provided by operating activities $ 1,640 $ 1,629 $ 1,650 $ 1,750 $ 1,850 $ 1,950 $ 2,050

**CMS ENERGY CORPORATION**
**Summary of Consolidated Earnings**
Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income
(In Millions, Except Per Share Amounts)

| | Third Quarter (Unaudited) | | Nine Months (Unaudited) | |
|---|---|---|---|---|
| | 2017 | 2016 | 2017 | 2016 |
| **Net Income Available to Common Stockholders** | $ 172 | $ 186 | $ 463 | $ 474 |
| Reconciling Items: | | | | |
| Discontinued Operations (Income) Loss | * | (*) | * | * |
| Voluntary Separation Program | - | 11 | - | 11 |
| Tax Impact | - | (4) | - | (4) |
| Restructuring Costs and Other | 1 | 2 | 3 | 2 |
| Tax Impact | (*) | (1) | (1) | (1) |
| Adjusted Net Income - Non-GAAP Basis | $ 173 | $ 194 | $ 465 | $ 482 |
| Non-Normal Weather Impacts | 10 | (48) | 82 | (9) |
| Tax Impact | (4) | 18 | (32) | 3 |
| Adjusted Weather-Normalized Net Income - Non-GAAP Basis | $ 179 | $ 164 | $ 515 | $ 476 |
| Average Number of Common Shares Outstanding | | | | |
| Basic | 281 | 278 | 280 | 278 |
| Diluted | 282 | 279 | 281 | 279 |
| **Basic Earnings Per Average Common Share** | | | | |
| Net Income Per Share as Reported | $ 0.61 | $ 0.67 | $ 1.65 | $ 1.71 |
| Reconciling Items: | | | | |
| Discontinued Operations (Income) Loss | * | (*) | * | * |
| Voluntary Separation Program | - | 0.04 | - | 0.04 |
| Tax Impact | - | (0.01) | - | (0.01) |
| Restructuring Costs and Other | 0.01 | * | 0.01 | * |
| Tax Impact | (*) | (*) | (*) | (*) |
| Adjusted Net Income Per Share - Non-GAAP Basis | $ 0.62 | $ 0.70 | $ 1.66 | $ 1.74 |
| Non-Normal Weather Impacts | 0.03 | (0.17) | 0.29 | (0.03) |
| Tax Impact | (0.01) | 0.07 | (0.11) | 0.01 |
| Adjusted Weather-Normalized Net Income Per Share - Non-GAAP Basis | $ 0.64 | $ 0.60 | $ 1.84 | $ 1.72 |
| **Diluted Earnings Per Average Common Share** | | | | |
| Net Income Per Share as Reported | $ 0.61 | $ 0.67 | $ 1.65 | $ 1.70 |
| Reconciling Items: | | | | |
| Discontinued Operations (Income) Loss | * | (*) | * | * |
| Voluntary Separation Program | - | 0.04 | - | 0.04 |
| Tax Impact | - | (0.01) | - | (0.01) |
| Restructuring Costs and Other | 0.01 | * | 0.01 | * |
| Tax Impact | (*) | (*) | (*) | (*) |
| Adjusted Net Income Per Share - Non-GAAP Basis | $ 0.62 | $ 0.70 | $ 1.66 | $ 1.73 |
| Non-Normal Weather Impacts | 0.03 | (0.17) | 0.29 | (0.03) |
| Tax Impact | (0.01) | 0.07 | (0.11) | 0.01 |
| Adjusted Weather-Normalized Net Income Per Share - Non-GAAP Basis | $ 0.64 | $ 0.60 | $ 1.84 | $ 1.71 |

Note: Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Adjusted weather-normalized earnings are provided to show the impact of deviations from normal weather.

* Less than $500 thousand or $0.01 per share.

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CMS ENERGY CORPORATION Segment Earnings Per Share GAAP Reconciliation (Unaudited) September 30 Three Months Ended Nine Months Ended 2017 2016 2017 2016 Electric Utility Reported $0.63 $4.69 $1.40 $1.42 Voluntary Separation Program - 4.03 - 0.43 Tax Impact (101) - (0.01 Adjusted $0.63 $431 $1.44 $1.44 Gas Utility Reported $0.02 $0_01 $0.36 $0.36 Voluntary Separation Program 0.01 0.01 Tax Impact (* ) (*) Adjusted $0.02 $0.02: $0.36 $0.37 Enterprises Reported $0.03 $0.03 $0.10 $0.06 Voluntary Separation Program - * - * Tax Impact - (*) - (*) Restructuring Costs and other * * * * Tax Impact (*) (*) (*) (*) Adjusted $0.03 $4.03 $0.10 $0.06 Corporate Interest and other Reported $(0.07) $(0.06) $(0.21) $(0.14) Restructuring Costs and other 0.01 * * * Tax Impact (*) (*) (*) (*) Adjusted $(0.06) $(0.06) $(0.20) $(0.14) Discontinued Operations Reported $(*) $* $(*) $(*) Discontinued Operations (Income) loss * * * * Adjusted Totals Reported $0.61 $0.67 $1.65 $1.70 Discontinued Operations (Income) loss * (*) * * Voluntary Separation Program - 0.04 - 0.04 Tax Impact - (0.01) - (0.01) Restructuring Costs and other 0.01 * 0.01 * Tax Impact (*) (*) (*) (*) Adjusted $0.62 $0.70 $1.66 $1.73 Average Common Shares Outstanding - Diluted (in millions) 281.6 279.2 280.6 278.8 * Loss $0.01 per share